INCOME TAXES (Tables)	12 Months Ended
Apr. 30, 2021
STOCKHOLDERS DEFICIT
Schedule of deferred tax asset and valuation account
	2021	2020
Deferred tax asset:
Net operating loss carryforward	$3,417,552	$3,026,640
Valuation allowance	(3,417,552)	(3,026,640)

Total	$-	$-

Schedule of income tax expense
	2021	2020

Change in net operating loss benefit	$390,912	$327,930
Change in valuation allowance	(390,912)	(327,930)

Total	$-	$-